77Q1(a)

1.  Amendment No. 11 to the Amended and Restated Agreement and Declaration of Trust, dated April 4, 2013 (filed electronically as Exhibit (a)(12) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on July 25, 2013, File No. 33-65170 and incorporated herein by reference).